                                                                EXHIBIT 10.1

                                EARTHWEB, INC.


                                     1996
                             AMENDED AND RESTATED
                                  STOCK PLAN




        1.  Purpose.  The purpose of this Plan is to advance the interests of
            -------
EARTHWEB, INC. (the "Company") by providing an opportunity to selected key employees (as defined in Paragraph 2(b)) of, and consultants (as defined in Paragraph 2(a)) to, the Company to purchase shares (the "Shares") of the Common Stock, par value $.10 per share (the "Common Stock"), of the Company. By encouraging stock ownership, the Company seeks to attract, retain and motivate key employees and consultants. It is intended that this purpose will be effected by the granting of (i) incentive stock options ("Incentive Options") as described in Section 422A of the Internal Revenue Code of 1986, as amended (the "Code);" (ii) nonqualified stock options ("Nonqualified Options", and, together with the Incentive Options, the "Options") as provided herein; and (iii) rights to purchase shares of Common Stock ("Restricted Stock") of the Company pursuant to restricted stock agreements and subscription agreements as provided herein ("Purchase Rights" and collectively with the Options, the "Stock Incentives").

        2.  Definitions.
            -----------

            (a) The term "consultants" means those persons, other than employees of the Company, who provide services to the Company, including members of advisory boards of the Company and non-employee directors of the Company, and who are determined by the Compensation Committee to be eligible for Stock Incentives under this Plan.

            (b) The term "key employees" means those executive, administrative, operational, engineering or managerial employees who are determined by the Compensation Committee to be eligible for Stock Incentives under this Plan.

            (c) The term "optionee" means an individual to whom an Option is granted under this Plan.

            (d) The term "grantee" means an individual to whom a purchase right is granted under this Plan.

        3.  Effective Date.  This Plan became effective on October 25, 1996, the
            --------------
date it was adopted by the Board of Directors of the Company.

        4.  Stock Subject To The Plan.  The Shares that may be purchased
            -------------------------
(through the exercise of Options or the purchase of Restricted Stock) under this Plan shall not exceed in the aggregate 239,234 Shares. If any Stock Incentives granted under the Plan shall terminate, expire or be cancelled as to any Shares, new Stock Incentives may thereafter be granted covering such Shares. In addition, any Shares purchased under this Plan subsequently repurchased by the Company pursuant to the terms hereof may again be granted under the Plan. The Shares issued upon exercise of Stock Incentives under this Plan may, in whole or in part, be either authorized but unissued Shares or issued Shares reacquired by the Company. Notwithstanding any other provisions of this Plan, the aggregate number of Shares subject to outstanding Options granted under the Plan, plus the aggregate number of Shares issued upon the exercise of all Options granted under the Plan, shall never be permitted to exceed the number of Shares specified in the first sentence of section 4, except in accordance with subsection 8(a) below.

        5.  Administration.  The Plan shall be administered by the Board of
            --------------
Directors of the Company (the "Board"), or by a committee appointed by the Board which shall not have less than two (2) members (in either case, the "Compensation Committee"). No Option shall be granted to a director or officer of the Company except: (a) by the Board when, as and if all of its members are disinterested persons, or (b) by a Compensation Committee other than the Board when the Compensation Committee is composed of two (2) or more directors having full authority to act in the matter and each member of the Compensation Committee is a disinterested person. "Disinterested person" for this purpose, shall mean a person who, at the time he exercises discretion in administering the Plan, has not at any time within one (1) year prior thereto been a person to whom stock may be allocated or to whom stock options or stock appreciation rights may be granted pursuant to the Plan or any other plan of the Company or any of its affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Company or any of its affiliates. The Compensation Committee may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper. Subject to the provisions of the Plan, the Compensation Committee shall have the sole authority, in its discretion:

            (a) to determine to which of the eligible individuals, and the time or times at which, Options shall be granted;

            (b) to determine the number of shares of Common Stock to be subject to Options granted to each eligible individual;

            (c) to determine the price to be paid for the shares of Common Stock upon the exercise of each Option;

            (d)  to determine the term and the exercise schedule of each Option;

            (e) to determine the terms and conditions of each stock option agreement (which need not be identical) entered into between the Company and any eligible individual to whom the Compensation Committee has granted an Option;

            (f)  to interpret the Plan; and

            (g) to make all determinations deemed necessary or advisable for the administration of the Plan.

        The Compensation Committee, if any, shall be appointed by and shall serve at the pleasure of the Board of Directors of the Company. No member of the Compensation Committee shall be liable for any action or determination made with respect to the Plan.

        6.  Eligible Employees and Consultants.  Incentive Options may be
            ----------------------------------
granted to such key employees of the Company, including members of the Board of Directors who are also employees of the Company, as are selected by the Compensation Committee or Board of Directors. Nonqualified Options and purchase rights may be granted to such key employees and consultants of the Company, including members of the Board of Directors, as are selected by the Compensation Committee or the Board of Directors. The term "employee" includes an officer or director who is an employee of the Company or a parent or subsidiary of it, as well as a non-officer, non-director employee of the Company or a parent or subsidiary of it.

        7.  Duration of the Plan.  This Plan shall terminate ten (10) years from
            --------------------
the effective date of this Plan, unless terminated earlier pursuant to Paragraph 13 hereof, and no Stock Incentives may be granted after such termination.

        8.  Restrictions on Incentive Options.  Incentive Options (but not
            ---------------------------------
Nonqualified Options) granted under this Plan shall be subject to the following restrictions:

            (a) Limitation on Number of Shares. The aggregate fair market value, determined as of the date the Incentive Option is granted, of the Shares with respect to which Incentive Options are exercisable for the first time by an employee during any calendar year shall not exceed $100,000. If an employee is eligible to participate in any other incentive stock option plans of the Company which are also intended to comply with the provisions of Section 422A of the Code, the applicable annual limitation shall apply to the aggregate number of Shares for which incentive stock options may be granted under all such plans. An Incentive Option may be granted which exceeds the $100,000 limitation, as long as under then applicable law the portion of such Option which is exercisable for shares in excess of the $100,000 limitation shall be treated as a Nonqualified Option. No Incentive Options may be exercised until and unless the Plan is approved by the shareholders within one year of the date hereof, such approval to be expressed in any legal way under New York law.

            (b) 10% Stockholder. If any employee to whom an Incentive Option is granted pursuant to the provisions of the Plan is on the date of grant the owner of stock (as determined under Section 425(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of any parent or subsidiary of the Company), then the following special provisions shall be applicable to the Incentive Option granted to such individual:

            (i) The Option price per Share subject to such Incentive Option shall not be less than 110% of the fair market value of one Share on the date of grant; and

            (ii) The Incentive Option shall not have a term in excess of five
                 (5) years from the date of grant.

In determining stock ownership, an optionee shall be considered as owning the voting capital stock owned, directly or indirectly, by or for his brothers and sisters, spouse, ancestors and lineal descendants. Voting capital stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries, as applicable. Common Stock with respect to which any such optionee holds an Option shall not be counted. Additionally, outstanding capital stock shall include all capital stock actually issued and outstanding immediately after the grant of the Option to the optionee. Outstanding capital stock shall not include capital stock authorized for issue under outstanding Options held by the optionee or by any other person.

        9.  Terms and Conditions of Options.  Incentive and Nonqualified Options
            -------------------------------
granted under this Plan shall be evidenced by stock option agreements in such form and not inconsistent with the Plan as the Compensation Committee or the Board of Directors shall approve from time to time, which agreements shall evidence the following terms and conditions:

            (a)  Price.

                 (i)  Incentive Options.  Subject to the condition of subsection
        (b)(i) of Paragraph 8, if applicable, with respect to each Incentive Option, the purchase price per Share payable upon the exercise of each Incentive Option granted hereunder shall be determined by the Compensation Committee or the Board of Directors and shall be not less than 100% of the fair market value of one Share on the day the Option is granted.

                 (ii) Nonqualified Options. With respect to each Nonqualified Option, the purchase price per Share payable upon the exercise of each Nonqualified Option granted hereunder shall be determined by the Compensation Committee or the Board of Directors at the time the Nonqualified Option is granted, but shall not be less than 40% of fair market value at the time of grant.

            (b) Number of Shares. Each Option agreement shall specify the number of Shares to which it pertains.

            (c)  Exercise.  Subject to the conditions of subsections (a) and
     (b)(ii) of Paragraph 8, if applicable, each Option shall be exercisable for the full amount or for any part thereof and at such intervals or in such installments as the Compensation Committee or the Board of Directors may determine at the time it grants such Option; provided, however, that no Option shall be exercisable with respect to any Shares later than seven (7) years after the date of the grant of such Option.

            (d) Notice of Exercise and Payment. An Option shall be exercisable only by delivery of a written notice to the Compensation Committee or the Board of Directors, any member of the Compensation Committee or the Board of Directors, the Company's Treasurer, or any other officer of the Company designated by the Compensation Committee or the Board of Directors to accept such notices on its behalf, specifying the number of Shares for which it is exercised. If such Shares are not at the time effectively registered under the Securities Act of 1933, as amended, the optionee shall include with such notice a letter, in form and substance satisfactory to the Company, confirming that such Shares are being purchased for the optionee's own account for investment and not with a view to the resale or distribution thereof. Payment shall be made in full at the time of delivery to the optionee of a certificate or certificates covering the number of Shares for which the Option was exercised. Payment shall be made (i) by cash or check, (ii) if permitted by the Compensation Committee or the Board of Directors, by delivery and assignment to the Company of shares of the Company's stock having a fair market value (as determined by the Compensation Committee) equal to the exercise price, or (iii) by a combination of (i) and (ii). The value of the shares of the Company's stock for such purpose shall be its fair market value as of the date the Option is exercised, as determined in accordance with procedures to be established by the Compensation Committee.

            (e) Withholding Taxes; Delivery of Shares. The Company's obligation to deliver Shares upon exercise of a Nonqualified Option, in whole or in part, shall be subject to the optionee's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. The optionee may satisfy the obligation, in whole or in part, by electing to have the Company withhold Shares having a value equal to the amount required to be withheld. The value of Shares to be withheld shall be based on the fair market value of the Shares on the date the amount of tax to be withheld is to be determined. If Common Stock acquired by exercise of an Incentive Option granted pursuant to this Plan is disposed of within two
     (2) years from the date of grant of the Option or within one (1) year after the transfer of the Common Stock to the optionee, the holder of the Common Stock immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require.

            (f) Non-Transferability. No Option shall be transferable by the optionee otherwise than by will or the laws of descent or distribution, and each Option shall be exercisable during his or her lifetime only by him or her (except as otherwise provided for in subsection (g) below).

            (g) Termination of Options. Each Option shall terminate and may no longer be exercised if the optionee ceases for any reason to be an employee of, or consultant to, the Company, except that:

                 (i) if the optionee's performance of services shall have terminated for any reason other than cause, resignation or other voluntary action before his or her eligibility to retire, disability (as defined below) or death, he or she may at any time within a period of thirty (30) days after such termination of the performance of services exercise his or her Option to the extent that the Option was exercisable by him or her on the date of termination of his or her performance of services;

                 (ii) if the optionee ceases to be an employee of the Company because of disability within the meaning of Section 22(e)(3) of the Code, the optionee may, at any time within a period of one (1) year after the termination of employment due to such disability, exercise his or her Option to the extent that the Option was exercisable by him or her on the date of termination of his or her employment or performance of services; and

                 (iii) if the optionee dies at a time when the Option was
                       exercisable by him or her, then his or her estate, personal representative or beneficiary to whom it has been transferred may, at any time within a period of one
                       (1) year following his or her death if the optionee's performance of services shall have been terminated by his or her death, or for the period following the termination of his or her performance of services during which the Option would have remained exercisable under clauses (i) or (ii) above if the optionee's performance of services shall have been terminated prior to his or her death, exercise the Option to the extent the optionee might have exercised it at the time of his or her death; provided, however, that no Option may be exercised to any extent by anyone after the date of expiration of the Option.

            (h) Rights as Stockholder. The optionee shall have no rights as a shareholder with respect to any Shares covered by his or her Option until the date of issuance of a stock certificate to him or her for such Shares.

            (i) Repurchase of Shares by the Company. Any Shares purchased by an optionee upon exercise of an Option may in the discretion of the Compensation Committee or the Board of Directors be subject to repurchase by the Company if and to the extent specifically set forth in the agreement pursuant to which the Shares were purchased.

        10.  Terms and Conditions of Purchase Rights.  Purchase rights granted
             ---------------------------------------
under this Plan shall be evidenced by restricted stock agreements and subscription agreements in such form and not inconsistent with the Plan as the Compensation Committee or Board of Directors shall approve from time to time, which agreements shall include the following terms and conditions:

            (a) Price. The purchase price of each Share purchased by key employees or consultants pursuant to a purchase right hereunder shall be the price determined by the Compensation Committee or the Board of Directors at the time such purchase right is granted.

            (b) Number of Shares. Each restricted stock agreement and subscription agreement shall specify the number of Shares to which it pertains.

            (c) Investment Intent and Payment. If the Shares purchased are not at the time effectively registered under the Securities Act of 1933, as amended, the restricted stock agreement and subscription agreement shall provide that the grantee is purchasing such Shares for the grantee's own account for investment and not with a view to the resale or distribution thereof. Payment shall be made in full at the time of delivery to the Company by the grantee of an executed restricted stock agreement and subscription agreement covering the number of Shares for which the purchase right was granted. An officer or an agent of the Company shall be entitled to retain in escrow for the benefit of the grantee stock certificates representing Shares which are subject to a repurchase option of the Company, as described in subsection (f) below. Payment for Shares shall be made (i) by cash or check, (ii) if permitted by the Compensation Committee or the Board of Directors, by delivery and assignment to the Company of shares of the Company's stock having a fair market value (as determined by the Compensation Committee) equal to the purchase price, or (iii) by a combination of (i) and (ii). The value of the shares of the Company's stock for such purpose shall be its fair market value as of the date of the restricted stock agreement, as determined in accordance with procedures to be established by the Compensation Committee.

            (d) Withholding Taxes; Delivery of Shares. The Company's obligation to deliver the Shares to the grantee shall be subject to the grantee's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. The grantee may satisfy such withholding obligations, in whole or in part, by electing to have the Company withhold Shares having a value equal to the amount required to be withheld. The value of the Shares to be withheld shall be based on the fair market value of such Shares as of the date the amount of tax is to be determined.

            (e) Non-Transferability. Any Shares purchased by a grantee pursuant to a purchase right hereunder may, in the discretion of the Compensation Committee or Board of Directors, be subject to transfer restrictions if and to the extent specifically set forth in the restricted stock agreement governing such purchase.

            (f) Repurchase of Shares by the Company. Any Shares purchased by a grantee pursuant to a purchase right hereunder may, in the discretion of the Compensation Committee or the Board of Directors, be subject to repurchase by the Company if and to the extent set forth in the restricted stock agreement governing such purchase.

            (g) Rights as Stockholder. Except for the limitations on transferability and the Company's repurchase rights set forth above, the grantee of a purchase right shall, upon purchase of Shares, possess all rights as a holder of Common Stock of the Company.

        11.  Stock Dividends; Stock Splits; Stock Combinations;
             --------------------------------------------------
Recapitalizations.  Appropriate adjustment shall be made in the maximum number
-----------------
of Shares of Common Stock
subject to the Plan and in the number, kind and price of Shares covered by any Stock Incentive granted hereunder to give effect to any stock dividends or other distributions, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Company after the effective date of the Plan.

        12.  Merger; Sale Of Assets; Dissolutions.  In the event of a change of
             ------------------------------------
the Common Stock resulting from a merger or similar reorganization as to which the Company is the surviving corporation, the number and kind of shares which thereafter may be subject to Stock Incentives granted under this Plan and the number, kind and price of Shares then subject to Stock Incentives shall be appropriately adjusted in such manner as the Compensation Committee or the Board of Directors may deem equitable to prevent substantial dilution or enlargement of the rights available or granted hereunder. In the event of a merger or a similar reorganization in which the Company does not survive, or a sale of all or substantially all of the assets of the Company, the Company shall use commercially reasonable efforts to make adequate provisions so that each Incentive Option and Nonqualified Option outstanding hereunder, to the extent not then exercised, shall continue with the same vesting schedule and, subject to such vesting schedule, represent the right to purchase that number of shares of stock, other securities or property, if any, to which the holder of such Option would have been entitled had the non-exercised portion of such Option been exercised in full on the date of such corporate action.

        13.  No Rights.  Except as hereinabove expressly provided in Sections 10
             ---------
and 11, no optionee shall have any rights by reason of any subdivision or consolidation of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to any Option granted hereunder. The grant of an Option pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

        14.  Compliance with Applicable Laws.  Notwithstanding any other
             -------------------------------
provision of the Plan, the Company shall have no liability to issue any shares under the Plan unless such issuance would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity. Prior to the issuance of any shares under the Plan, the Company may require a written statement that the recipient is acquiring the shares for investment and not for the purpose or with the intention of distributing the shares.

        15.  Death of a Participant.  In the event of the death of an optionee,
             ----------------------
any Options which the optionee was entitled to exercise on the date immediately preceding his death shall be exercisable by the person or persons to whom those rights pass by will or by the laws of descent and distribution. Any such exercise shall be by written notice thereof filed with the Secretary of the Company at the Company's corporate headquarters prior to the Option's expiration date, and any person exercising such an Option shall be treated as an optionee for purposes of the provisions of this Plan.

        16.  Employment And Shareholder Status.  The Plan does not constitute a
             ---------------------------------
contract of employment, and any grant of Stock Incentives will not give any employee the right to be retained in the employ of the Company. The grant of an Option under the Plan shall not confer upon the holder thereof any right as a shareholder of the Company. As of the date on which an optionee exercises an Option, the optionee shall have all rights of a shareholder of record with respect to the number of shares of Common Stock as to which the Option is exercised, irrespective of whether certificates to evidence the shares of stock have been issued on such date. If the redistribution of shares is restricted pursuant to section 13, certificates representing such shares may bear a legend referring to such restrictions.

        17.  Termination or Amendment of Plan.  The Board of Directors may at
             --------------------------------
any time terminate this Plan or make such changes in or additions to the Plan as it deems advisable without further action on the part of the shareholders of the Company, provided that no such termination or amendment shall adversely affect or impair any then outstanding Stock Incentive without the consent of the person holding such Stock Incentive.

        18.  Termination.  The Plan shall terminate automatically on October 25,
             -----------
2006 and may be terminated at any earlier date by the Board. No Option shall be granted hereunder after termination of the Plan, but such termination shall not affect the validity of any Option then outstanding.

        19.  Time of Granting Options.  The date of grant of an Option hereunder
             ------------------------
shall, for all purposes, be the date on which the Compensation Committee makes the determination granting such Option.

        20.  Reservation of Shares.  The Company, during the term of this Plan,
             ---------------------
will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan.

        21.  Effective Date.  This Plan was adopted by the Board of Directors
             --------------
and shareholders of the Company in accordance with the requirements of the Code and the New York Business Corporation Law on October 25, 1996, and shall be effective on said date, provided the Plan is approved within twelve (12) months of said date. Options may be granted, but may not be exercised, prior to the date of such shareholder approval.

                AMENDMENT TO THE EARTHWEB, INC. 1996 STOCK PLAN

        This Amendment (this "Amendment") to the EarthWeb, Inc. 1996 Stock Plan (such plan, as originally adopted, the "Original Plan" and, as amended to the date hereof, the "Plan") as of October 25, 1997.

        WHEREAS, the Original Plan was adopted by the Board of Directors of EarthWeb, Inc. (the "Company") on October 25, 1996 and approved by the stockholders of the Company as of February 5, 1997;

        WHEREAS, as of February 6, 1997, the Board of Directors of the Company approved this Amendment.

        NOW, THEREFORE, the Plan is hereby amended in the manner set forth below:

        1. A new clause shall be added after clause (iii) of Section 9(g) of the Plan (as a new clause modifying all of Section 9(g) and not only clause
(iii) thereof) and shall read as follows:

        ";provided, however, that the Board of Directors may grant options that are not terminated when an employee ceases to be an employee or consultant of the Company, for any reason, provided further, that the Stock Option Agreement granting such options shall specifically state that such options will not be terminated when such individual ceases to be an employee or consultant of the Company."

        2. Except as amended hereby, the Plan remains unchanged and in full force and effect and is hereby ratified, confirmed and reconfirmed.

        3. All references from and after the date hereof to the Plan, whether contained in any agreement, instrument, document, note, certificate or writing of any kind of character, shall be deemed to mean the Plan as amended by this Amendment.

        IN WITNESS WHEREOF, this amendment has been executed as of February 6, 1997.


                                            EARTHWEB, INC.


                                            By: /s/ Jack D. Hidary
                                               ---------------------------

          AMENDMENT NO. 1 TO THE EARTHWEB INC. 1996 STOCK OPTION PLAN

        This Amendment No. 1 (this "Amendment") to the EarthWeb Inc. 1996 Stock Option Plan (such plan, as originally adopted, the "Original Plan" and, as amended to the date hereof, the "Plan") as of June 27, 1997.

        WHEREAS, the Original Plan was adopted by the Board of Directors of EarthWeb Inc. (the "Company") on October 25, 1996; and

        WHEREAS, as of June 27, 1997, the Board of Directors of the Company approved this Amendment.

        NOW, THEREFORE, the Plan is hereby amended in the manner set forth below:

        1. The first sentence of Section 4(a) of the Plan shall be deleted in its entirety and be replaced by the following:

        "The shares that may be purchased (through the exercise of Options or the purchase of Restricted Stock) under this Plan shall not exceed an aggregate of 331,722 Shares."

        2. All other references in the Plan to the number of shares subject to the Plan shall be changed to 331,722.

        3. Except as amended hereby, the Plan remains unchanged and in full force and effect and is hereby ratified, confirmed and reconfirmed.

        4. All references from and after the date hereof to the Plan, whether contained in any agreement, instrument, document, note, certificate or writing of any kind or character, shall be deemed to mean the Plan as amended by this Amendment.

        IN WITNESS WHEREOF, this Amendment has been executed as of the date first set forth above.

                                       EarthWeb Inc.


                                       By: /s/ Jack D. Hidary
                                          ------------------------------